UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 27, 2007

____________________

TIAA REAL ESTATE ACCOUNT
(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-13477, 333-22809, 333-59778,
333-83964, 333-113602, 333-121493 and 333-132580
(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A
(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.01           Completion of Acquisition or Disposition of Assets

          As described in Item 1.01 of the TIAA Real Estate Account’s Current Report on Form 8-K dated November 3, 2006, TREA Retail Property Portfolio 2006 LLC (“TREA”), a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), for the benefit of the TIAA Real Estate Account, entered into a Limited Liability Company Agreement (the “LLC Agreement”) with DDR TC LLC (“DDR TC”), a subsidiary of Developers Diversified Realty Corporation (“DDR”), with respect to DDR/TC Core Retail Fund, LLC, a Delaware limited liability company (the “Company”). Pursuant to the terms of the Purchase and Sale Agreement between Inland Retail Real Estate Trust, Inc. and the Company, on February 27, 2007, the Company acquired certain community center properties located predominantly in the southeastern United States for approximately $3.0 billion of total asset value (collectively, the “Portfolio”) as described below. TREA contributed 85% of the equity in the Company (approximately $1.04 billion) and DDR TC contributed 15% of the equity in the Company (approximately $170 million). The Portfolio is subject to an aggregate of approximately $1.8 billion in indebtedness, as described below in Item 2.03 of this Current Report on Form 8-K.

          Pursuant to the LLC Agreement, DDR TC received an acquisition fee in connection with the closing, and will receive fees for performing certain services relating to the Portfolio and the operation of the Company, including fees for asset management and property management services. In addition, DDR TC will receive distributions equal to 20% of the net cash flow of the Company, only after TREA and DDR TC have each received distributions equaling a return of their capital plus a 10% rate of return on their equity investment. Further, at no time may the Company’s leverage exceed 60% of the value of the Portfolio on an aggregate basis without the consent of both TREA and DDR TC.

          Management of the Company is vested in DDR TC, subject to unanimous approval rights relating to certain customary major matters, including, without limitation, (i) acquisitions and sales of the properties in the Portfolio, (ii) the Company’s financial affairs, including the incurrence of debt, (iii) affairs with respect to certain property leases of Portfolio properties, (iv) modifications to the distributions of the Company, and (v) the merger, consolidation, termination or dissolution of the Company. In addition, the LLC Agreement provides that, without the consent of the other member, membership interests in the Company may only be transferred to certain affiliates of TIAA and DDR or pursuant to certain capital market events. Either member can elect to cause the Company to sell some or all of the Portfolio at any time, subject to certain agreed-upon procedures.

          The Portfolio consists of 66 properties totaling approximately 17.0 million square feet of owned gross leasable area, over 18 million square feet including “shadow” anchors, and has an average occupancy of approximately 96.0%. The properties are located in 13 states, with 42 properties, representing approximately 60.7% of the Portfolio’s valuation, located in Georgia, North Carolina, and Florida. The largest asset accounts for 6.3% of the total value of the Portfolio, and the largest state concentration is provided by Georgia with its 18 properties which account for 34.6% of total value. The majority of the Portfolio is anchored by well-known, high-quality retailers including Wal-Mart (6%), Kohl’s (5%), Ross Dress for Less (3%), Goody’s Family Clothing (3%), and Linens ‘N Things (2%). The properties have an average age of seven years.

          The Portfolio consists of the following properties in the following metropolitan statistical areas (MSAs):

Property Name	MSA
Aiken Exchange	Anderson, SC
Alexander Place	Greensboro, NC
Anderson Central	Anderson, SC
Barrett Pavilion	Atlanta, GA
Bartow Marketplace	Atlanta, GA
Bellevue Place Shopping Center	Nashville, TN
Birkdale Village Retail & Apartments (Includes Outlot)	Charlotte, NC
Boynton Commons	Miami, FL
Capital Plaza	Raleigh, NC
Carlisle Commons	Harrisburg, PA
Chatham Crossing	Durham, NC
Chesterfield Crossings	Richmond, VA
Circuit City Plaza	Orlando, FL
City Crossing	Warner Robins, GA
Columbiana Station	Columbia, SC
Commonwealth Center II	Richmond, VA
CompUSA Retail Center	Norfolk, VA
Costco Plaza	Baltimore, MD
Cox Creek Shopping Center	Florence, AL
Creeks at Virginia Center	Richmond, VA
Cypress Trace	Fort Myers, FL
Douglasville Pavilion	Atlanta, GA
Eisenhower Crossing I & II (Includes David's Bridal Outparcel)	Macon, GA
Fayette Pavilion I-IV	Atlanta, GA
Gateway Market Center	Tampa, FL
Gateway Plaza - Jacksonville	Jacksonville, NC
Goody's Shopping Center	Augusta, GA
Heritage Pavilion	Atlanta, GA
Hillsboro Square	Miami, FL
Hiram Pavilion	Atlanta, GA
Market Place	Fort Myers, FL
Marketplace at Mill Creek	Atlanta, GA
McFarland Plaza	Tuscaloosa, AL
Naugatuck Valley Shopping Center	New Haven, CT
Newnan Pavilion	Atlanta, GA
North Hill Commons	Anderson, SC
Oak Summit	Winston-Salem, NC
Overlook at King of Prussia	Philadelphia, PA
Paradise Place	Miami, FL
Pleasant Hill	Atlanta, GA
River Ridge	Birmingham, AL
Sand Lake Corners	Orlando, FL
Sarasota Pavilion	Sarasota, FL
Shoppes at Lake Mary	Orlando, FL
Southern Pines Marketplace	Raleigh, NC
Southlake Pavilion	Atlanta, GA
Stonebridge Square	Atlanta, GA
Stonecrest Marketplace	Atlanta, GA
Suwanee Crossroads	Atlanta, GA
Sycamore Commons (Includes Outlots I & II)	Charlotte, NC
Target Center	Columbia, SC
Town & Country	Knoxville, TN
Turkey Creek I & II	Knoxville, TN
Universal Plaza	Miami, FL
Venture Pointe	Atlanta, GA
Village Crossing	Chicago, IL
Walks at Highwoods Preserve I & II	Tampa, FL
Ward's Crossing	Lynchburg, VA
Warwick Center	Providence, RI
Waterfront Marketplace, Town Center	Homestead, PA
Waterfront Stacks	Homestead, PA
Westside Centre	Huntsville, AL
Willoughby Hills Shopping Center	Cleveland, OH
Winslow Bay Commons	Charlotte, NC
Woodstock Square	Atlanta, GA
Wytheville Commons	Roanoke, VA

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant

          The indebtedness of the Portfolio consists both of assumed indebtedness on certain properties in the Portfolio which is provided by multiple lenders and three different pools of financing, each provided by a different lender. Solely for purposes of the financing, the lenders have divided the Portfolio into 70 individual properties. The material terms of these components of indebtedness are as follows:

Portfolio-Level Assumed Debt

          The properties in the Portfolio which have debt which was assumed along with the loan balances as of February 27, 2007, interest rates and maturity dates are as follows:

Property Names	Maturity	Loan Balance as of	Interest
	Date	February 27, 2007	Rate
Aiken Exchange	05/01/09	$7,350,000	4.37%
Columbiana Station	05/11/10	$25,900,000	4.04%
Cox Creek Shopping Center	03/11/12	$14,579,000	7.09%
Creeks at Virginia Center	08/11/12	$26,520,000	6.37%
Cypress Trace	04/11/12	$16,000,000	5.00%
Fayette Pavilion I & II	07/01/10	$53,250,000	5.62%
Heritage Pavilion	07/01/09	$21,500,000	4.46%
North Hill Commons	11/01/10	$2,475,000	5.24%
Oak Summit	06/01/09	$8,200,000	4.27%
Walks at Highwood Preserve I & II	05/01/09	$3,700,000	4.37%
Warwick Center	06/01/10	$16,939,000	4.13%
Waterfront Marketplace	08/01/12	$29,829,000	6.35%
Waterfront Town Center	08/01/12	$39,298,000	6.35%
Willoughby Hills Shopping Center	06/01/18	$14,480,000	6.98%
Wytheville Commons	06/01/09	$5,590,000	4.30%

          Each of the foregoing loans are non-recourse property level loans, with customary representations, warranties, covenants, events of default and remedies provisions.

10 Year Fixed Rate Loan

          The lender has provided 25 individual non-recourse loans, to subsidiaries of the Company, with customary recourse carve-outs, in the aggregate amount of $736,558,611. The loans bear interest at a fixed-rate of 5.4475%. Each loan is a separate, individual loan secured by an individual community retail center and each loan is not cross-collateralized or cross-defaulted with any of the other loans or other community retail centers.

5-Year Fixed Rate Loan

           The lender has provided a non-recourse loan, to subsidiaries of the Company, with customary recourse carve-outs, in the aggregate amount of $559,533,762. The loan bears interest at a fixed-rate of 5.48%. This loan is secured by 17 community retail centers. The loan is cross-defaulted and cross-collateralized on a Portfolio basis, but the Company will be permitted to transfer any or all of the 17 individual properties upon compliance with certain conditions, including the requirement that either the transferee expressly assumes the loan or the Company reduces the loan amount allocated to the transferred property by an amount in excess of the loan value.

Revolving Credit Facility

          The lender has provided a $250,000,000 5-year (a base 3-year term with two 1-year options) revolving credit recourse loan to the Company at an interest rate calculated as the London Interbank Offered Rate (LIBOR) plus 65 basis points (0.65%), calculated on a Actual/ 360-day year basis. The facility also provides for assets within the collateral to be released or substituted. This facility is initially secured by 13 community retail centers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01           Regulation FD Disclosure.

     On March 1, 2007, TIAA and DDR issued a press release announcing the closing of the transactions and the acquisition of the properties set forth in Items 2.01 and 2.03. A copy of such press release is being furnished as Exhibit 99.1 herewith. The information contained in this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01           Financial Statements and Exhibits.

(a)

The financial statements required by this item are not being filed with this Current Report. To the extent such financial statements are required by this item, they will be filed with the Commission by amendment to this Form 8-K as soon as reasonably practicable, but in no event later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)

The pro forma financial information required by this item is not being filed with this Current Report. To the extent such information is required by this item, it will be filed with the Commission by amendment to this Form 8-K as soon as reasonably practicable, but in no event later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of TIAA, dated March 1, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

	By:	TEACHERS INSURANCE AND
ANNUITY ASSOCIATION OF
AMERICA

DATE: March 5, 2007
	By:	/s/ Stewart P. Greene

Stewart P. Greene
Vice President and Associate General
Counsel